UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2016
____________
Accretive Health, Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
            Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Accretive Health, Inc. (the “Company”) approved (i) an increase in Christopher S. Ricaurte’s annual cash incentive bonus target from 56% of his annual base salary to 65% of his annual base salary, effective as of his appointment as Chief Financial Officer on April 19, 2016, (ii) an increase in Mr. Ricaurte’s severance in the event of a termination by the Company without “cause” (as defined in the Company’s severance plan) from six months of base salary and benefits continuation to 12 months of base salary and benefits continuation and (iii) amending Mr. Ricaurte’s existing incentive equity agreements with the Company to provide for “double trigger” accelerated vesting in the event that Mr. Ricaurte’s employment is terminated by the Company for “cause” or by Mr. Ricaurte for “good reason” within one year following the occurrence of a change in control of our Company.

On October 3, 2016, the Compensation Committee approved two grants of stock options to each of Mr. Ricaurte and Joseph G. Flanagan pursuant to grant agreements under the Company’s Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”). The stock option grants allow Messrs. Ricaurte and Flanagan the right to purchase 408,696 and 1,634,780 shares, respectively, of Company common stock. 50% of the stock options granted to each of Messrs. Ricaurte and Flanagan will vest and become exercisable in equal installments annually on April 1 of 2017, 2018, 2019 and 2020, and the remaining 50% of the stock options will, subject to the approval by the Company’s stockholders of a proposal to amend and restate the 2010 Plan as described in the Company’s preliminary proxy statement for the 2016 annual meeting of stockholders filed with the Securities and Exchange Commission on October 5, 2016, vest and become exercisable in equal installments annually on April 1 of 2018, 2019, 2020 and 2021, in each case based on continued service to the Company. All of the stock options granted to Messrs. Ricaurte and Flanagan described above will expire on the tenth anniversary of grant. Copies of the grant agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

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Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed as part of this report:

(d)	Exhibit Number	Description
	10.1	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Christopher Ricaurte and Accretive Health, Inc.
	10.2	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Christopher Ricaurte and Accretive Health, Inc.
	10.3	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Joseph G. Flanagan and Accretive Health, Inc.
	10.4	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Joseph G. Flanagan and Accretive Health, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 5, 2016

ACCRETIVE HEALTH, INC.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Christopher Ricaurte and Accretive Health, Inc.
10.2	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Christopher Ricaurte and Accretive Health, Inc.
10.3	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Joseph G. Flanagan and Accretive Health, Inc.
10.4	Non-Statutory Stock Option Award Grant Agreement, dated as of October 3, 2016, by and between Joseph G. Flanagan and Accretive Health, Inc.

Accretive Health, Inc.

Nonstatutory Stock Option Award Agreement

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

This Nonstatutory Stock Option Award is granted to the Participant pursuant to the Accretive Health, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”). The Plan is attached as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-34746) filed by the Company on August 20, 2015.

1.    Grant of Option.

This Nonstatutory Stock Option Award Agreement (this “Agreement”) evidences the grant by the Accretive Health, Inc. (the “Company”), on October 3, 2016 (the “Grant Date”), to the Participant, an employee of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, 204,348 shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at an exercise price of $2.42 per share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

(a)
This option will become exercisable as to 25% of the original number of Shares on April 1, 2017 (the “Vesting Commencement Date”) and as to an additional 25% of the original number of Shares at the end of each successive anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. The right of exercise hereunder shall be cumulative so that to the extent that the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date and the termination of this option under Section hereof or the Plan.

(b)
For the avoidance of doubt, in the event that Participant’s employment with the Company is terminated for any reason, this option shall not vest with respect to any Shares in excess of the number of Shares set forth opposite the last Vesting Date as of which Participant was continuously employed by the Company, and this option shall be immediately forfeited with respect to any remaining unvested Shares at the time of such termination.

(c)
Notwithstanding anything to the contrary in Section 2(a) or Section 2(b) above, in the event that a “Change in Control” (as defined below) occurs while the Participant remains in the continued employment of the Company, each Option (or, if applicable, any securities granted or issued to Participant in respect of such Option in connection with a Change in Control) shall become fully vested and immediately exercisable in full if, within the twelve month period following the date of the consummation of such Change of Control, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(d)	For purposes of Section 2(c) above, the following terms shall have the meanings set forth opposite such terms below:

(i)
“Change of Control” shall mean (A) the consummation of any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company to a Third Party Purchaser, (C) any sale of a majority of the voting shares of the Company to a Third Party Purchaser or (D) any liquidation or dissolution of the Company. Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred if, in the event of a recapitalization, consolidation or merger (including a reverse merger) of the Company, (i) persons who, as of the date immediately prior to such recapitalization, consolidation or merger, constitute the Company’s Board of Directors constitute at least a majority of the Board of Directors following such recapitalization, consolidation or merger and (ii) the Chief Executive Officer of the Company as of the date hereof remains as the Chief Executive Officer of the Company and a member of the Board of Directors following such recapitalization, consolidation or merger.

(ii)
“Cause” shall have the meaning set forth in any equity award agreement between the Company and the Participant, and if not so defined, then “Cause” shall have the meaning set forth in any employment agreement, offer letter or other agreement between the Company and the Participant and if not so defined, then “Cause” shall have the meaning set forth in the Plan.

(iii)
“Good Reason” shall have the meaning set forth in any agreement between the Company and the Participant and if not so defined, then shall mean the occurrence of any of the following without the Participant’s prior written consent: (A) any change in the Participant’s position, title or reporting relationship with the Company from and after a Change in Control that diminishes in any material respect the authority, duties or responsibilities of the Participant as in effect immediately preceding the Change of Control, as the case may be; (B) any material reduction in the Participant’s annual base compensation from and after such Change of Control or (C) relocation of Participant’s primary work location by more than 50 miles from its then current location. Notwithstanding the foregoing, “Good Reason” shall not be deemed to have occurred unless (x) the Participant provides the Company with written notice that the Participant intends to terminate employment for one of the grounds set forth in subsections (A) or (B) within sixty (60) days of such ground(s) arising, (y) if such ground is capable of being cured, the Company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (z) the Participant terminates employment within six (6) months from the date that Good Reason first occurs.

(iv)
“Person” shall mean any individual, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and any of its subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

(v)
“Third Party Purchaser” shall mean any Person or group of Persons, none of whom is, immediately prior to the subject transaction, a stockholder of the Company or an Affiliate of a stockholder of the Company.

3.    Exercise of Option.

(a)    Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. Alternatively, the exercise can be effected using the software solution provided by the Company’s option management software vendor, with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. No Shares will be issued until the Participant has executed any and all agreements that the Company may require the Participant to execute in connection with such exercise and/or in connection with any transactions involving the Shares (for example, not by limitation, lock-up agreements and FINRA questionnaires).

(b)    Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the Grant Date, an employee or officer of or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)    Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate sixty (60) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable during such sixty (60) day period only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, including the provisions of Section 6 of this Agreement, the right to exercise this option shall terminate immediately upon such violation.

(d)    Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as such term is defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. For purposes hereof, the term “Cause” shall mean any willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, and including the provisions of Section 6 of this Agreement), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be deemed to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted. In the event that the Participant is terminated for Cause, the Company shall be entitled to pursue the remedies set forth in Section 6(h) of this Agreement.

4.    Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Restrictive Covenants.

(a)    General. This option represents a substantial economic benefit to the Participant. The Participant, by virtue of such Participant's role with the Company, has access to, and is involved in the formulation of, certain confidential and secret information of the Company regarding its operations and each Participant could materially harm the business of the Company by competing with the Company or soliciting employees or customers of the Company.

(b)    Non -Solicitation. During the time in which Participant performs services for the Company and for a period of eighteen (18) months after the Participant ceases to perform services for the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation:

(i)    Hire, recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with, any person who is or was an employee of the Company within the twelve (12)-month period immediately preceding the cessation of Participant’s service with the Company; or

(ii)    Solicit the sale of any products or services that are similar to or competitive with products or services offered by, manufactured by, designed by, or distributed by the Company, to any person, company or entity which was or is a customer or potential customer of the Company for such products or services.

(c)    Non-Disclosure.

(i)    Participant will not, without the Company’s prior written permission, directly or indirectly, utilize for any purpose other than for a legitimate business purpose solely on behalf of the Company, or directly or indirectly, disclose to anyone outside of the Company, either during or after Participant’s relationship with the Company ends, the Company’s Confidential Information, as long as such matters remain Confidential Information.

(ii)    This Agreement shall not prevent Participant from revealing evidence of criminal wrongdoing to law enforcement or prohibit Participant from divulging the Company’s Confidential Information by order of a court or agency of competent jurisdiction. However, Participant shall promptly inform the Company of any such situations and shall take such reasonable steps to prevent disclosure of the Company’s Confidential Information until the Company has been informed of such requested disclosure and the Company has had an opportunity to respond to the court or agency.

(d)    Return of Company Property. Participant agrees that, in the event that Participant’s service to the Company is terminated for any reason, Participant shall immediately return all of the Company’s property, including, without limitation, (i) tools, pagers, computers, printers, key cards, documents or other tangible property of the Company, and (ii) the Company’s Confidential Information in any media, including paper or electronic form, and Participant shall not retain in Participant’s possession any copies of such information.

(e)    Ownership of Software and Inventions. All discoveries, designs, improvements, ideas, inventions, software, whether patentable or copyrightable or not, shall be works-made-for-hire and the Company shall be deemed the sole owner throughout the universe of any and all rights of whatsoever nature therein, with the rights to use the same in perpetuity in any manner the Company determines in its sole discretion without any further payment after the term of the agreement to Participant whatsoever. If, for any reason, any of such results and proceeds which relate to the business shall not legally be a work-for-hire and/or there are any rights which do not accrue to the Company under the preceding sentence, then Participant hereby irrevocably assigns and agrees to quitclaim any and all of the Participant’s right, title and interest thereto including, without limitation, any and all copyrights, patents, trade secrets, trademarks and/or other rights of whatsoever nature therein, whether or not now or hereafter known, existing, contemplated, recognized or developed to the Company, and the Company shall have the right to use the same in perpetuity throughout the universe in any manner the Company determines without any further payment to Participant whatsoever. The Participant shall, from time to time, as may be reasonably requested by the Company, at the Company’s expense, do any and all things which the Company may deem useful or desirable to establish or document the Company’s exclusive ownership of any and all rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright and/or patent applications or assignments. To the extent Participant has any rights in the results and proceeds of Participant’s services that cannot be assigned in the manner described above, Participant unconditionally and irrevocably waives the enforcement of such rights. Notwithstanding anything to the contrary set forth herein, works developed by the Participant (i) which are developed independently from the work developed for the Company regardless of whether such work was developed before or after the Participant performed services for the Company; or (ii) applications independently developed which are unrelated to the business and which Participant develops during non-business hours using non-business property shall not be deemed work for hire and shall not be the exclusive property of the Company.

(f)    Non-Competition.

(i)    During the time in which Participant performs services for the Company and for a period of twelve (12) months after the cessation of Participant’s service to the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation, within the Restricted Area, own, manage, operate, or participate in the ownership, management, operation, or control of, or be employed by or provide services to, any entity which is in competition with the Company.

(ii)    Notwithstanding anything to the contrary, nothing in this paragraph (f) prohibits Participant from being a passive owner of not more than one percent (1%) of the outstanding stock of any class of a corporation which is publicly traded, so long as Participant has no active participation in the business of such corporation.

(g)    Acknowledgments. Participant acknowledges and agrees that the restrictions contained in this Agreement with respect to time, geographical area and scope of activity are reasonable and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and that the Participant has had the opportunity to review the provisions of this Agreement with his legal counsel. In particular, the Participant agrees and acknowledges (i) that the Company is currently engaging in business and actively marketing its services and products throughout the United States, (ii) that Participant’s duties and responsibilities for the Company are co-extensive with the entire scope of the Company’s business, (iii) that the Company has spent significant time and effort developing and protecting the confidentiality of their methods of doing business, technology, customer lists, long term customer relationships and trade secrets, and (iv) that such methods, technology, customer lists, customer relationships and trade secrets have significant value.

(h)    Enforcement. The Participant agrees that the restrictions contained in this Agreement are necessary for the protection of the business, the Confidential Information, customer relationships and goodwill of the Company and are considered by the Participant to be reasonable for that purpose and that the scope of restricted activities, the geographic scope and the duration of the restrictions set forth in this Agreement are considered by the Participant to be reasonable. The Participant further agrees that any breach of any of the restrictive covenants in this Agreement would cause the Company substantial, continuing and irrevocable harm for which money damages would be inadequate and therefore, in the event of any such breach or any threatened breach, in addition to such other remedies as may be available, the Company shall be entitled to specific performance and injunctive relief. This Agreement shall not in any way limit the remedies in law or equity otherwise available to the Company or its Affiliates. The Participant further agrees that to the extent any provision or portion of the restricted covenants in this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by a court of competent jurisdiction, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law. Without limitation to any other remedies available hereunder or at law, in the event of any breach of any of the restrictive covenants in this Agreement by the Participant, the Participant agrees that any Shares purchased by the Participant pursuant to this Agreement shall be subject to repurchase by the Company, in its sole discretion, at a price equal to the lesser of the Exercise Price and the Fair Market Value of the Shares at the time of repurchase. In the event that the Participant sold the Shares purchased by the Participant pursuant to this Agreement, then the Participant shall be required to pay to the Company in cash, within thirty (30) days of a request by the Company for such payment, the positive difference, if any, between the price at which the Participant sold the Shares and the amount at which the Company could have repurchased the Shares pursuant to the preceding sentence.

(i)    Severability; Modification. It is expressly agreed by Participant that:

(i)    Modification. If, at the time of enforcement of this Agreement, a court holds that the duration, geographical area or scope of activity restrictions stated herein are unreasonable under circumstances then existing or impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, Participant agrees that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area and that the court will be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law, in all cases giving effect to the intent of the parties that the restrictions contained herein be given effect to the broadest extent possible.

(ii)    Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(iii)    Non-Disparagement. Participant understands and agrees that Participant will not disparage the Company, its officers, directors, administrators, representatives, employees, contractors, consultants or customers and will not engage in any communications or other conduct which might interfere with the relationship between the Company and its current, former, or prospective employees, contractors, consultants, customers, suppliers, regulatory entities, and/or any other persons or entities.

(j)    Definitions.

(i)    Affiliate. “Affiliate” means any entity controlling or controlled by or under common control with the Company or another Affiliate, at the time of execution of this Agreement and any time thereafter, where “control” is defined as the ownership of at least fifty percent (50%) of the equity or beneficial interest of such entity, and any other entity with respect to which the Company has significant management or operational responsibility (even though the Company may own less than fifty percent (50%) of the equity of such entity).

(ii)    Confidential Information. “Confidential Information” as used in this Agreement shall include the Company’s trade secrets as defined under Illinois law, as well as any other information or material which is not generally known to the public, and which:

a)    is generated, collected by or utilized in the operations of the Company’s business and relates to the actual or anticipated business, research or development of the Company; or

b)    is suggested by or results from any task assigned to Participant by the Company or work performed by Participant for or on behalf of the Company.

Confidential Information shall not be considered generally known to the public if Participant or others improperly reveal such information to the public without the Company’s express written consent and/or in violation of an obligation of confidentiality to the Company. Examples of Confidential Information include, but are not limited to, all customer, client, supplier and vendor lists, budget information, contents of any database, contracts, product designs, technical know-how, engineering data, pricing and cost information, research and development work, software, business plans, proprietary data, projections, market research, perceptual studies, strategic plans, marketing information, financial information (including financial statements), sales information, training manuals, employee lists and compensation of employees, and all other competitively sensitive information with respect to the Company, whether or not it is in tangible form, and including without limitation any of the foregoing contained or described on paper or in computer software or other storage devices, as the same may exist from time to time.

(iii)    Restricted Area. For purposes of this Agreement, the term “Restricted Area” shall mean the United States of America.

7.    Applicable Law.

This Agreement shall be construed, interpreted and enforced, and its validity and enforceability determined, strictly in accordance with the laws of the State of Delaware without applying its conflicts of laws principles.

8.    Exclusive Jurisdiction/Venue.

All disputes that arise from or relate to this Agreement shall be decided exclusively by binding arbitration in Cook County, Illinois under the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that the arbitrator’s award shall be final, and may be filed with and enforced as a final judgment by any court of competent jurisdiction. Notwithstanding the foregoing, any disputes related to the enforcement of the restrictive covenants contained in Section 6 of this Agreement shall be subject to and determined under Delaware law and adjudicated in Illinois courts.

9.    Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

Grant Date: October 3, 2016

TO BE ACCEPTED ELECTRONICALLY

PARTICIPANT
Christopher Ricaurte

Accretive Health, Inc.

Nonstatutory Stock Option Award Agreement

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

This Nonstatutory Stock Option Award is granted to the Participant pursuant to the Accretive Health, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”), and subject to the terms of Section 2(e) below. The Plan is attached as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-34746) filed by the Company on August 20, 2015.

1.    Grant of Option.

This Nonstatutory Stock Option Award Agreement (this “Agreement”) evidences the grant by the Accretive Health, Inc. (the “Company”), on October 3, 2016 (the “Grant Date”), to the Participant, an employee of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, 408,696 shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at an exercise price of $2.42 per share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

(a)
Subjection to Section 2(e) below, this option will become exercisable as to 25% of the original number of Shares on April 1, 2018 (the “Vesting Commencement Date”) and as to an additional 25% of the original number of Shares at the end of each successive anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. The right of exercise hereunder shall be cumulative so that to the extent that the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date and the termination of this option under Section hereof or the Plan.

(b)
For the avoidance of doubt, in the event that Participant’s employment with the Company is terminated for any reason, this option shall not vest with respect to any Shares in excess of the number of Shares set forth opposite the last Vesting Date as of which Participant was continuously employed by the Company, and this option shall be immediately forfeited with respect to any remaining unvested Shares at the time of such termination.

(c)
Notwithstanding anything to the contrary in Section 2(a) or Section 2(b) above (but subject to Section 2(e) below), in the event that a “Change in Control” (as defined below) occurs while the Participant remains in the continued employment of the Company, each Option (or, if applicable, any securities granted or issued to Participant in respect of such Option in connection with a Change in Control) shall become fully vested and immediately exercisable in full if, within the twelve month period following the date of the consummation of such Change of Control, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(d)	For purposes of Section 2(c) above, the following terms shall have the meanings set forth opposite such terms below:

(i)
“Change of Control” shall mean (A) the consummation of any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company to a Third Party Purchaser, (C) any sale of a majority of the voting shares of the Company to a Third Party Purchaser or (D) any liquidation or dissolution of the Company. Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred if, in the event of a recapitalization, consolidation or merger (including a reverse merger) of the Company, (i) persons who, as of the date immediately prior to such recapitalization, consolidation or merger, constitute the Company’s Board of Directors constitute at least a majority of the Board of Directors following such recapitalization, consolidation or merger and (ii) the Chief Executive Officer of the Company as of the date hereof remains as the Chief Executive Officer of the Company and a member of the Board of Directors following such recapitalization, consolidation or merger.

(ii)
“Cause” shall have the meaning set forth in any equity award agreement between the Company and the Participant, and if not so defined, then “Cause” shall have the meaning set forth in any employment agreement, offer letter or other agreement between the Company and the Participant and if not so defined, then “Cause” shall have the meaning set forth in the Company’s Plan.

(iii)
“Good Reason” shall have the meaning set forth in any agreement between the Company and the Participant and if not so defined, then shall mean the occurrence of any of the following without the Participant’s prior written consent: (A) any change in the Participant’s position, title or reporting relationship with the Company from and after a Change in Control that diminishes in any material respect the authority, duties or responsibilities of the Participant as in effect immediately preceding the Change of Control, as the case may be; (B) any material reduction in the Participant’s annual base compensation from and after such Change of Control or (C) relocation of Participant’s primary work location by more than 50 miles from its then current location. Notwithstanding the foregoing, “Good Reason” shall not be deemed to have occurred unless (x) the Participant provides the Company with written notice that the Participant intends to terminate employment for one of the grounds set forth in subsections (A) or (B) within sixty (60) days of such ground(s) arising, (y) if such ground is capable of being cured, the Company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (z) the Participant terminates employment within six (6) months from the date that Good Reason first occurs.

(iv)
“Person” shall mean any individual, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and any of its subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

(v)
“Third Party Purchaser” shall mean any Person or group of Persons, none of whom is, immediately prior to the subject transaction, a stockholder of the Company or an Affiliate of a stockholder of the Company.

(e)
The award of this Option to Participant is expressly conditioned upon, and shall only take effect if, the Company’s shareholders approve an amendment and restatement of the Plan at the Company’s 2016 annual meeting of stockholders to be held in December 2016, authorizing an increase in shares available for grant under the Plan (the “Stockholder Approval Requirement”). The Participant acknowledges and agrees that, should the Stockholder Approval Requirement not be satisfied, then the award of this Option granted hereunder shall be null and void and of no further force and effect.

3.    Exercise of Option.

(a)    Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. Alternatively, the exercise can be effected using the software solution provided by the Company’s option management software vendor, with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. No Shares will be issued until the Participant has executed any and all agreements that the Company may require the Participant to execute in connection with such exercise and/or in connection with any transactions involving the Shares (for example, not by limitation, lock-up agreements and FINRA questionnaires).

(b)    Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the Grant Date, an employee or officer of or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)    Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate sixty (60) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable during such sixty (60) day period only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, including the provisions of Section 6 of this Agreement, the right to exercise this option shall terminate immediately upon such violation.

(d)    Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as such term is defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. For purposes hereof, the term “Cause” shall mean any willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, and including the provisions of Section 6 of this Agreement), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be deemed to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted. In the event that the Participant is terminated for Cause, the Company shall be entitled to pursue the remedies set forth in Section 6(h) of this Agreement.

4.    Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Restrictive Covenants.

(a)    General. This option represents a substantial economic benefit to the Participant. The Participant, by virtue of such Participant's role with the Company, has access to, and is involved in the formulation of, certain confidential and secret information of the Company regarding its operations and each Participant could materially harm the business of the Company by competing with the Company or soliciting employees or customers of the Company.

(b)    Non -Solicitation. During the time in which Participant performs services for the Company and for a period of eighteen (18) months after the Participant ceases to perform services for the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation:

(i)    Hire, recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with, any person who is or was an employee of the Company within the twelve (12)-month period immediately preceding the cessation of Participant’s service with the Company; or

(ii)    Solicit the sale of any products or services that are similar to or competitive with products or services offered by, manufactured by, designed by, or distributed by the Company, to any person, company or entity which was or is a customer or potential customer of the Company for such products or services.

(c)    Non-Disclosure.

(i)    Participant will not, without the Company’s prior written permission, directly or indirectly, utilize for any purpose other than for a legitimate business purpose solely on behalf of the Company, or directly or indirectly, disclose to anyone outside of the Company, either during or after Participant’s relationship with the Company ends, the Company’s Confidential Information, as long as such matters remain Confidential Information.

(ii)    This Agreement shall not prevent Participant from revealing evidence of criminal wrongdoing to law enforcement or prohibit Participant from divulging the Company’s Confidential Information by order of a court or agency of competent jurisdiction. However, Participant shall promptly inform the Company of any such situations and shall take such reasonable steps to prevent disclosure of the Company’s Confidential Information until the Company has been informed of such requested disclosure and the Company has had an opportunity to respond to the court or agency.

(d)    Return of Company Property. Participant agrees that, in the event that Participant’s service to the Company is terminated for any reason, Participant shall immediately return all of the Company’s property, including, without limitation, (i) tools, pagers, computers, printers, key cards, documents or other tangible property of the Company, and (ii) the Company’s Confidential Information in any media, including paper or electronic form, and Participant shall not retain in Participant’s possession any copies of such information.

(e)    Ownership of Software and Inventions. All discoveries, designs, improvements, ideas, inventions, software, whether patentable or copyrightable or not, shall be works-made-for-hire and the Company shall be deemed the sole owner throughout the universe of any and all rights of whatsoever nature therein, with the rights to use the same in perpetuity in any manner the Company determines in its sole discretion without any further payment after the term of the agreement to Participant whatsoever. If, for any reason, any of such results and proceeds which relate to the business shall not legally be a work-for-hire and/or there are any rights which do not accrue to the Company under the preceding sentence, then Participant hereby irrevocably assigns and agrees to quitclaim any and all of the Participant’s right, title and interest thereto including, without limitation, any and all copyrights, patents, trade secrets, trademarks and/or other rights of whatsoever nature therein, whether or not now or hereafter known, existing, contemplated, recognized or developed to the Company, and the Company shall have the right to use the same in perpetuity throughout the universe in any manner the Company determines without any further payment to Participant whatsoever. The Participant shall, from time to time, as may be reasonably requested by the Company, at the Company’s expense, do any and all things which the Company may deem useful or desirable to establish or document the Company’s exclusive ownership of any and all rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright and/or patent applications or assignments. To the extent Participant has any rights in the results and proceeds of Participant’s services that cannot be assigned in the manner described above, Participant unconditionally and irrevocably waives the enforcement of such rights. Notwithstanding anything to the contrary set forth herein, works developed by the Participant (i) which are developed independently from the work developed for the Company regardless of whether such work was developed before or after the Participant performed services for the Company; or (ii) applications independently developed which are unrelated to the business and which Participant develops during non-business hours using non-business property shall not be deemed work for hire and shall not be the exclusive property of the Company.

(f)    Non-Competition.

(i)    During the time in which Participant performs services for the Company and for a period of twelve (12) months after the cessation of Participant’s service to the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation, within the Restricted Area, own, manage, operate, or participate in the ownership, management, operation, or control of, or be employed by or provide services to, any entity which is in competition with the Company.

(ii)    Notwithstanding anything to the contrary, nothing in this paragraph (f) prohibits Participant from being a passive owner of not more than one percent (1%) of the outstanding stock of any class of a corporation which is publicly traded, so long as Participant has no active participation in the business of such corporation.

(g)    Acknowledgments. Participant acknowledges and agrees that the restrictions contained in this Agreement with respect to time, geographical area and scope of activity are reasonable and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and that the Participant has had the opportunity to review the provisions of this Agreement with his legal counsel. In particular, the Participant agrees and acknowledges (i) that the Company is currently engaging in business and actively marketing its services and products throughout the United States, (ii) that Participant’s duties and responsibilities for the Company are co-extensive with the entire scope of the Company’s business, (iii) that the Company has spent significant time and effort developing and protecting the confidentiality of their methods of doing business, technology, customer lists, long term customer relationships and trade secrets, and (iv) that such methods, technology, customer lists, customer relationships and trade secrets have significant value.

(h)    Enforcement. The Participant agrees that the restrictions contained in this Agreement are necessary for the protection of the business, the Confidential Information, customer relationships and goodwill of the Company and are considered by the Participant to be reasonable for that purpose and that the scope of restricted activities, the geographic scope and the duration of the restrictions set forth in this Agreement are considered by the Participant to be reasonable. The Participant further agrees that any breach of any of the restrictive covenants in this Agreement would cause the Company substantial, continuing and irrevocable harm for which money damages would be inadequate and therefore, in the event of any such breach or any threatened breach, in addition to such other remedies as may be available, the Company shall be entitled to specific performance and injunctive relief. This Agreement shall not in any way limit the remedies in law or equity otherwise available to the Company or its Affiliates. The Participant further agrees that to the extent any provision or portion of the restricted covenants in this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by a court of competent jurisdiction, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law. Without limitation to any other remedies available hereunder or at law, in the event of any breach of any of the restrictive covenants in this Agreement by the Participant, the Participant agrees that any Shares purchased by the Participant pursuant to this Agreement shall be subject to repurchase by the Company, in its sole discretion, at a price equal to the lesser of the Exercise Price and the Fair Market Value of the Shares at the time of repurchase. In the event that the Participant sold the Shares purchased by the Participant pursuant to this Agreement, then the Participant shall be required to pay to the Company in cash, within thirty (30) days of a request by the Company for such payment, the positive difference, if any, between the price at which the Participant sold the Shares and the amount at which the Company could have repurchased the Shares pursuant to the preceding sentence.

(i)    Severability; Modification. It is expressly agreed by Participant that:

(i)    Modification. If, at the time of enforcement of this Agreement, a court holds that the duration, geographical area or scope of activity restrictions stated herein are unreasonable under circumstances then existing or impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, Participant agrees that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area and that the court will be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law, in all cases giving effect to the intent of the parties that the restrictions contained herein be given effect to the broadest extent possible.

(ii)    Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(iii)    Non-Disparagement. Participant understands and agrees that Participant will not disparage the Company, its officers, directors, administrators, representatives, employees, contractors, consultants or customers and will not engage in any communications or other conduct which might interfere with the relationship between the Company and its current, former, or prospective employees, contractors, consultants, customers, suppliers, regulatory entities, and/or any other persons or entities.

(j)    Definitions.

(i)    Affiliate. “Affiliate” means any entity controlling or controlled by or under common control with the Company or another Affiliate, at the time of execution of this Agreement and any time thereafter, where “control” is defined as the ownership of at least fifty percent (50%) of the equity or beneficial interest of such entity, and any other entity with respect to which the Company has significant management or operational responsibility (even though the Company may own less than fifty percent (50%) of the equity of such entity).

(ii)    Confidential Information. “Confidential Information” as used in this Agreement shall include the Company’s trade secrets as defined under Illinois law, as well as any other information or material which is not generally known to the public, and which:

a)    is generated, collected by or utilized in the operations of the Company’s business and relates to the actual or anticipated business, research or development of the Company; or

b)    is suggested by or results from any task assigned to Participant by the Company or work performed by Participant for or on behalf of the Company.

Confidential Information shall not be considered generally known to the public if Participant or others improperly reveal such information to the public without the Company’s express written consent and/or in violation of an obligation of confidentiality to the Company. Examples of Confidential Information include, but are not limited to, all customer, client, supplier and vendor lists, budget information, contents of any database, contracts, product designs, technical know-how, engineering data, pricing and cost information, research and development work, software, business plans, proprietary data, projections, market research, perceptual studies, strategic plans, marketing information, financial information (including financial statements), sales information, training manuals, employee lists and compensation of employees, and all other competitively sensitive information with respect to the Company, whether or not it is in tangible form, and including without limitation any of the foregoing contained or described on paper or in computer software or other storage devices, as the same may exist from time to time.

(iii)    Restricted Area. For purposes of this Agreement, the term “Restricted Area” shall mean the United States of America.

7.    Applicable Law.

This Agreement shall be construed, interpreted and enforced, and its validity and enforceability determined, strictly in accordance with the laws of the State of Delaware without applying its conflicts of laws principles.

8.    Exclusive Jurisdiction/Venue.

All disputes that arise from or relate to this Agreement shall be decided exclusively by binding arbitration in Cook County, Illinois under the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that the arbitrator’s award shall be final, and may be filed with and enforced as a final judgment by any court of competent jurisdiction. Notwithstanding the foregoing, any disputes related to the enforcement of the restrictive covenants contained in Section 6 of this Agreement shall be subject to and determined under Delaware law and adjudicated in Illinois courts.

9.    Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

Grant Date: October 3, 2016

TO BE ACCEPTED ELECTRONICALLY

PARTICIPANT
Christopher Ricaurte

Accretive Health, Inc.

Nonstatutory Stock Option Award Agreement

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

This Nonstatutory Stock Option Award is granted to the Participant pursuant to the Accretive Health, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”). The Plan is attached as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-34746) filed by the Company on August 20, 2015.

1.    Grant of Option.

This Nonstatutory Stock Option Award Agreement (this “Agreement”) evidences the grant by Accretive Health, Inc. (the “Company”), on October 3, 2016 (the “Grant Date”), to the Participant, an employee of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, 817,390 shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at an exercise price of $2.42 per share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

(a)
This option will become exercisable as to 25% of the original number of Shares on April 1, 2017 (the “Vesting Commencement Date”) and as to an additional 25% of the original number of Shares at the end of each successive anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. The right of exercise hereunder shall be cumulative so that to the extent that the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date and the termination of this option under Section hereof or the Plan.

(b)
For the avoidance of doubt, in the event that Participant’s employment with the Company is terminated for any reason, this option shall not vest with respect to any Shares in excess of the number of Shares set forth opposite the last Vesting Date as of which Participant was continuously employed by the Company, and this option shall be immediately forfeited with respect to any remaining unvested Shares at the time of such termination.

(c)
Notwithstanding anything to the contrary in Section 2(a) or Section 2(b) above, in the event that a “Change in Control” (as defined below) occurs while the Participant remains in the continued employment of the Company, fifty percent (50%) of the unvested portion of this Award outstanding at the time of such Change in Control shall become immediately vested and exercisable upon the occurrence of such Change in Control, and shall remain exercisable in accordance with the otherwise applicable provisions hereof. In addition to the foregoing, in the event of the Participant’s termination of employment by the Company without Cause or by the Participant for Good Reason following the occurrence of a Change in Control, any unvested portion of this option outstanding at the time of such termination shall become vested and exercisable as of the date of such termination, and shall remain exercisable in accordance with the otherwise applicable provisions hereof.

(d)	For purposes of Section 2(c) above, the following terms shall have the meanings set forth opposite such terms below:

(i)
“Change of Control” shall mean (A) the consummation of any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company to a Third Party Purchaser, (C) any sale of a majority of the voting shares of the Company to a Third Party Purchaser or (D) any liquidation or dissolution of the Company. Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred if, in the event of a recapitalization, consolidation or merger (including a reverse merger) of the Company, (i) persons who, as of the date immediately prior to such recapitalization, consolidation or merger, constitute the Company’s Board of Directors constitute at least a majority of the Board of Directors following such recapitalization, consolidation or merger and (ii) the Chief Executive Officer of the Company as of the date hereof remains as the Chief Executive Officer of the Company and a member of the Board of Directors following such recapitalization, consolidation or merger.

(ii)
“Cause” shall have the meaning set forth in any equity award agreement between the Company and the Participant, and if not so defined, then “Cause” shall have the meaning set forth in any employment agreement, offer letter or other agreement between the Company and the Participant and if not so defined, then “Cause” shall have the meaning set forth in the Plan.

(iii)
“Good Reason” shall have the meaning set forth in any agreement between the Company and the Participant and if not so defined, then shall mean the occurrence of any of the following without the Participant’s prior written consent: (A) any change in the Participant’s position, title or reporting relationship with the Company from and after a Change in Control that diminishes in any material respect the authority, duties or responsibilities of the Participant as in effect immediately preceding the Change of Control, as the case may be; (B) any material reduction in the Participant’s annual base compensation from and after such Change of Control or (C) relocation of Participant’s primary work location by more than 50 miles from its then current location. Notwithstanding the foregoing, “Good Reason” shall not be deemed to have occurred unless (x) the Participant provides the Company with written notice that the Participant intends to terminate employment for one of the grounds set forth in subsections (A) or (B) within sixty (60) days of such ground(s) arising, (y) if such ground is capable of being cured, the Company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (z) the Participant terminates employment within six (6) months from the date that Good Reason first occurs.

(iv)
“Person” shall mean any individual, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and any of its subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

(v)
“Third Party Purchaser” shall mean any Person or group of Persons, none of whom is, immediately prior to the subject transaction, a stockholder of the Company or an Affiliate of a stockholder of the Company.

3.    Exercise of Option.

(a)    Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. Alternatively, the exercise can be effected using the software solution provided by the Company’s option management software vendor, with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. No Shares will be issued until the Participant has executed any and all agreements that the Company may require the Participant to execute in connection with such exercise and/or in connection with any transactions involving the Shares (for example, not by limitation, lock-up agreements and FINRA questionnaires).

(b)    Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the Grant Date, an employee or officer of or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)    Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate sixty (60) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable during such sixty (60) day period only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, including the provisions of Section 6 of this Agreement, the right to exercise this option shall terminate immediately upon such violation.

(d)    Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as such term is defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. For purposes hereof, the term “Cause” shall mean any willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, and including the provisions of Section 6 of this Agreement), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be deemed to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted. In the event that the Participant is terminated for Cause, the Company shall be entitled to pursue the remedies set forth in Section 6(h) of this Agreement.

4.    Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Restrictive Covenants.

(a)    General. This option represents a substantial economic benefit to the Participant. The Participant, by virtue of such Participant's role with the Company, has access to, and is involved in the formulation of, certain confidential and secret information of the Company regarding its operations and each Participant could materially harm the business of the Company by competing with the Company or soliciting employees or customers of the Company.

(b)    Non -Solicitation. During the time in which Participant performs services for the Company and for a period of eighteen (18) months after the Participant ceases to perform services for the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation:

(i)    Hire, recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with, any person who is or was an employee of the Company within the twelve (12)-month period immediately preceding the cessation of Participant’s service with the Company; or

(ii)    Solicit the sale of any products or services that are similar to or competitive with products or services offered by, manufactured by, designed by, or distributed by the Company, to any person, company or entity which was or is a customer or potential customer of the Company for such products or services.

(c)    Non-Disclosure.

(i)    Participant will not, without the Company’s prior written permission, directly or indirectly, utilize for any purpose other than for a legitimate business purpose solely on behalf of the Company, or directly or indirectly, disclose to anyone outside of the Company, either during or after Participant’s relationship with the Company ends, the Company’s Confidential Information, as long as such matters remain Confidential Information.

(ii)    This Agreement shall not prevent Participant from revealing evidence of criminal wrongdoing to law enforcement or prohibit Participant from divulging the Company’s Confidential Information by order of a court or agency of competent jurisdiction. However, Participant shall promptly inform the Company of any such situations and shall take such reasonable steps to prevent disclosure of the Company’s Confidential Information until the Company has been informed of such requested disclosure and the Company has had an opportunity to respond to the court or agency.

(d)    Return of Company Property. Participant agrees that, in the event that Participant’s service to the Company is terminated for any reason, Participant shall immediately return all of the Company’s property, including, without limitation, (i) tools, pagers, computers, printers, key cards, documents or other tangible property of the Company, and (ii) the Company’s Confidential Information in any media, including paper or electronic form, and Participant shall not retain in Participant’s possession any copies of such information.

(e)    Ownership of Software and Inventions. All discoveries, designs, improvements, ideas, inventions, software, whether patentable or copyrightable or not, shall be works-made-for-hire and the Company shall be deemed the sole owner throughout the universe of any and all rights of whatsoever nature therein, with the rights to use the same in perpetuity in any manner the Company determines in its sole discretion without any further payment after the term of the agreement to Participant whatsoever. If, for any reason, any of such results and proceeds which relate to the business shall not legally be a work-for-hire and/or there are any rights which do not accrue to the Company under the preceding sentence, then Participant hereby irrevocably assigns and agrees to quitclaim any and all of the Participant’s right, title and interest thereto including, without limitation, any and all copyrights, patents, trade secrets, trademarks and/or other rights of whatsoever nature therein, whether or not now or hereafter known, existing, contemplated, recognized or developed to the Company, and the Company shall have the right to use the same in perpetuity throughout the universe in any manner the Company determines without any further payment to Participant whatsoever. The Participant shall, from time to time, as may be reasonably requested by the Company, at the Company’s expense, do any and all things which the Company may deem useful or desirable to establish or document the Company’s exclusive ownership of any and all rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright and/or patent applications or assignments. To the extent Participant has any rights in the results and proceeds of Participant’s services that cannot be assigned in the manner described above, Participant unconditionally and irrevocably waives the enforcement of such rights. Notwithstanding anything to the contrary set forth herein, works developed by the Participant (i) which are developed independently from the work developed for the Company regardless of whether such work was developed before or after the Participant performed services for the Company; or (ii) applications independently developed which are unrelated to the business and which Participant develops during non-business hours using non-business property shall not be deemed work for hire and shall not be the exclusive property of the Company.

(f)    Non-Competition.

(i)    During the time in which Participant performs services for the Company and for a period of twelve (12) months after the cessation of Participant’s service to the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation, within the Restricted Area, own, manage, operate, or participate in the ownership, management, operation, or control of, or be employed by or provide services to, any entity which is in competition with the Company.

(ii)    Notwithstanding anything to the contrary, nothing in this paragraph (f) prohibits Participant from being a passive owner of not more than one percent (1%) of the outstanding stock of any class of a corporation which is publicly traded, so long as Participant has no active participation in the business of such corporation.

(g)    Acknowledgments. Participant acknowledges and agrees that the restrictions contained in this Agreement with respect to time, geographical area and scope of activity are reasonable and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and that the Participant has had the opportunity to review the provisions of this Agreement with his legal counsel. In particular, the Participant agrees and acknowledges (i) that the Company is currently engaging in business and actively marketing its services and products throughout the United States, (ii) that Participant’s duties and responsibilities for the Company are co-extensive with the entire scope of the Company’s business, (iii) that the Company has spent significant time and effort developing and protecting the confidentiality of their methods of doing business, technology, customer lists, long term customer relationships and trade secrets, and (iv) that such methods, technology, customer lists, customer relationships and trade secrets have significant value.

(h)    Enforcement. The Participant agrees that the restrictions contained in this Agreement are necessary for the protection of the business, the Confidential Information, customer relationships and goodwill of the Company and are considered by the Participant to be reasonable for that purpose and that the scope of restricted activities, the geographic scope and the duration of the restrictions set forth in this Agreement are considered by the Participant to be reasonable. The Participant further agrees that any breach of any of the restrictive covenants in this Agreement would cause the Company substantial, continuing and irrevocable harm for which money damages would be inadequate and therefore, in the event of any such breach or any threatened breach, in addition to such other remedies as may be available, the Company shall be entitled to specific performance and injunctive relief. This Agreement shall not in any way limit the remedies in law or equity otherwise available to the Company or its Affiliates. The Participant further agrees that to the extent any provision or portion of the restricted covenants in this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by a court of competent jurisdiction, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law. Without limitation to any other remedies available hereunder or at law, in the event of any breach of any of the restrictive covenants in this Agreement by the Participant, the Participant agrees that any Shares purchased by the Participant pursuant to this Agreement shall be subject to repurchase by the Company, in its sole discretion, at a price equal to the lesser of the Exercise Price and the Fair Market Value of the Shares at the time of repurchase. In the event that the Participant sold the Shares purchased by the Participant pursuant to this Agreement, then the Participant shall be required to pay to the Company in cash, within thirty (30) days of a request by the Company for such payment, the positive difference, if any, between the price at which the Participant sold the Shares and the amount at which the Company could have repurchased the Shares pursuant to the preceding sentence.

(i)    Severability; Modification. It is expressly agreed by Participant that:

(i)    Modification. If, at the time of enforcement of this Agreement, a court holds that the duration, geographical area or scope of activity restrictions stated herein are unreasonable under circumstances then existing or impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, Participant agrees that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area and that the court will be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law, in all cases giving effect to the intent of the parties that the restrictions contained herein be given effect to the broadest extent possible.

(ii)    Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(iii)    Non-Disparagement. Participant understands and agrees that Participant will not disparage the Company, its officers, directors, administrators, representatives, employees, contractors, consultants or customers and will not engage in any communications or other conduct which might interfere with the relationship between the Company and its current, former, or prospective employees, contractors, consultants, customers, suppliers, regulatory entities, and/or any other persons or entities.

(j)    Definitions.

(i)    Affiliate. “Affiliate” means any entity controlling or controlled by or under common control with the Company or another Affiliate, at the time of execution of this Agreement and any time thereafter, where “control” is defined as the ownership of at least fifty percent (50%) of the equity or beneficial interest of such entity, and any other entity with respect to which the Company has significant management or operational responsibility (even though the Company may own less than fifty percent (50%) of the equity of such entity).

(ii)    Confidential Information. “Confidential Information” as used in this Agreement shall include the Company’s trade secrets as defined under Illinois law, as well as any other information or material which is not generally known to the public, and which:

a)    is generated, collected by or utilized in the operations of the Company’s business and relates to the actual or anticipated business, research or development of the Company; or

b)    is suggested by or results from any task assigned to Participant by the Company or work performed by Participant for or on behalf of the Company.

Confidential Information shall not be considered generally known to the public if Participant or others improperly reveal such information to the public without the Company’s express written consent and/or in violation of an obligation of confidentiality to the Company. Examples of Confidential Information include, but are not limited to, all customer, client, supplier and vendor lists, budget information, contents of any database, contracts, product designs, technical know-how, engineering data, pricing and cost information, research and development work, software, business plans, proprietary data, projections, market research, perceptual studies, strategic plans, marketing information, financial information (including financial statements), sales information, training manuals, employee lists and compensation of employees, and all other competitively sensitive information with respect to the Company, whether or not it is in tangible form, and including without limitation any of the foregoing contained or described on paper or in computer software or other storage devices, as the same may exist from time to time.

(iii)    Restricted Area. For purposes of this Agreement, the term “Restricted Area” shall mean the United States of America.

7.    Applicable Law.

This Agreement shall be construed, interpreted and enforced, and its validity and enforceability determined, strictly in accordance with the laws of the State of Delaware without applying its conflicts of laws principles.

8.    Exclusive Jurisdiction/Venue.

All disputes that arise from or relate to this Agreement shall be decided exclusively by binding arbitration in Cook County, Illinois under the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that the arbitrator’s award shall be final, and may be filed with and enforced as a final judgment by any court of competent jurisdiction. Notwithstanding the foregoing, any disputes related to the enforcement of the restrictive covenants contained in Section 6 of this Agreement shall be subject to and determined under Delaware law and adjudicated in Illinois courts.

9.    Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

Grant Date: October 3, 2016

TO BE ACCEPTED ELECTRONICALLY

PARTICIPANT
Joseph Flanagan

Accretive Health, Inc.

Nonstatutory Stock Option Award Agreement

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

This Nonstatutory Stock Option Award is granted to the Participant pursuant to the Accretive Health, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”), and subject to the terms of Section 2(e) below. The Plan is attached as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-34746) filed by the Company on August 20, 2015.

1.    Grant of Option.

This Nonstatutory Stock Option Award Agreement (this “Agreement”) evidences the grant by the Accretive Health, Inc. (the “Company”), on October 3, 2016 (the “Grant Date”), to the Participant, an employee of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, 817,390 shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at an exercise price of $2.42 per share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

(a)
Subjection to Section 2(e) below, this option will become exercisable as to 25% of the original number of Shares on April 1, 2018 (the “Vesting Commencement Date”) and as to an additional 25% of the original number of Shares at the end of each successive anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. The right of exercise hereunder shall be cumulative so that to the extent that the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date and the termination of this option under Section hereof or the Plan.

(b)
For the avoidance of doubt, in the event that Participant’s employment with the Company is terminated for any reason, this option shall not vest with respect to any Shares in excess of the number of Shares set forth opposite the last Vesting Date as of which Participant was continuously employed by the Company, and this option shall be immediately forfeited with respect to any remaining unvested Shares at the time of such termination.

(c)
Notwithstanding anything to the contrary in Section 2(a) or Section 2(b) above (but subject to Section 2(e) below), in the event that a “Change in Control” (as defined below) occurs while the Participant remains in the continued employment of the Company, fifty percent (50%) of the unvested portion of this Award outstanding at the time of such Change in Control shall become immediately vested and exercisable upon the occurrence of such Change in Control, and shall remain exercisable in accordance with the otherwise applicable provisions hereof. In addition to the foregoing, in the event of the Participant’s termination of employment by the Company without Cause or by the Participant for Good Reason following the occurrence of a Change in Control, any unvested portion of this option outstanding at the time of such termination shall become vested and exercisable as of the date of such termination, and shall remain exercisable in accordance with the otherwise applicable provisions hereof.

(d)	For purposes of Section 2(c) above, the following terms shall have the meanings set forth opposite such terms below:

(i)
“Change of Control” shall mean (A) the consummation of any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company to a Third Party Purchaser, (C) any sale of a majority of the voting shares of the Company to a Third Party Purchaser or (D) any liquidation or dissolution of the Company. Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred if, in the event of a recapitalization, consolidation or merger (including a reverse merger) of the Company, (i) persons who, as of the date immediately prior to such recapitalization, consolidation or merger, constitute the Company’s Board of Directors constitute at least a majority of the Board of Directors following such recapitalization, consolidation or merger and (ii) the Chief Executive Officer of the Company as of the date hereof remains as the Chief Executive Officer of the Company and a member of the Board of Directors following such recapitalization, consolidation or merger.

(ii)
“Cause” shall have the meaning set forth in any equity award agreement between the Company and the Participant, and if not so defined, then “Cause” shall have the meaning set forth in any employment agreement, offer letter or other agreement between the Company and the Participant and if not so defined, then “Cause” shall have the meaning set forth in the Plan.

(iii)
“Good Reason” shall have the meaning set forth in any agreement between the Company and the Participant and if not so defined, then shall mean the occurrence of any of the following without the Participant’s prior written consent: (A) any change in the Participant’s position, title or reporting relationship with the Company from and after a Change in Control that diminishes in any material respect the authority, duties or responsibilities of the Participant as in effect immediately preceding the Change of Control, as the case may be; (B) any material reduction in the Participant’s annual base compensation from and after such Change of Control or (C) relocation of Participant’s primary work location by more than 50 miles from its then current location. Notwithstanding the foregoing, “Good Reason” shall not be deemed to have occurred unless (x) the Participant provides the Company with written notice that the Participant intends to terminate employment for one of the grounds set forth in subsections (A) or (B) within sixty (60) days of such ground(s) arising, (y) if such ground is capable of being cured, the Company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (z) the Participant terminates employment within six (6) months from the date that Good Reason first occurs.

(iv)
“Person” shall mean any individual, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and any of its subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

(v)
“Third Party Purchaser” shall mean any Person or group of Persons, none of whom is, immediately prior to the subject transaction, a stockholder of the Company or an Affiliate of a stockholder of the Company.

(e)
The award of this Option to Participant is expressly conditioned upon, and shall only take effect if, the Company’s shareholders approve an amendment and restatement of the Plan at the Company’s 2016 annual meeting of stockholders to be held in December 2016, authorizing an increase in shares available for grant under the Plan (the “Stockholder Approval Requirement”). The Participant acknowledges and agrees that, should the Stockholder Approval Requirement not be satisfied, then the award of this Option granted hereunder shall be null and void and of no further force and effect.

3.    Exercise of Option.

(a)    Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. Alternatively, the exercise can be effected using the software solution provided by the Company’s option management software vendor, with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. No Shares will be issued until the Participant has executed any and all agreements that the Company may require the Participant to execute in connection with such exercise and/or in connection with any transactions involving the Shares (for example, not by limitation, lock-up agreements and FINRA questionnaires).

(b)    Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he exercises this option, is, and has been at all times since the Grant Date, an employee or officer of or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)    Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate sixty (60) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable during such sixty (60) day period only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, including the provisions of Section 6 of this Agreement, the right to exercise this option shall terminate immediately upon such violation.

(d)    Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as such term is defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. For purposes hereof, the term “Cause” shall mean any willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, and including the provisions of Section 6 of this Agreement), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be deemed to have been terminated for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that termination for Cause was warranted. In the event that the Participant is terminated for Cause, the Company shall be entitled to pursue the remedies set forth in Section 6(h) of this Agreement.

4.    Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Restrictive Covenants.

(a)    General. This option represents a substantial economic benefit to the Participant. The Participant, by virtue of such Participant's role with the Company, has access to, and is involved in the formulation of, certain confidential and secret information of the Company regarding its operations and each Participant could materially harm the business of the Company by competing with the Company or soliciting employees or customers of the Company.

(b)    Non -Solicitation. During the time in which Participant performs services for the Company and for a period of eighteen (18) months after the Participant ceases to perform services for the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation:

(i)    Hire, recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with, any person who is or was an employee of the Company within the twelve (12)-month period immediately preceding the cessation of Participant’s service with the Company; or

(ii)    Solicit the sale of any products or services that are similar to or competitive with products or services offered by, manufactured by, designed by, or distributed by the Company, to any person, company or entity which was or is a customer or potential customer of the Company for such products or services.

(c)    Non-Disclosure.

(i)    Participant will not, without the Company’s prior written permission, directly or indirectly, utilize for any purpose other than for a legitimate business purpose solely on behalf of the Company, or directly or indirectly, disclose to anyone outside of the Company, either during or after Participant’s relationship with the Company ends, the Company’s Confidential Information, as long as such matters remain Confidential Information.

(ii)    This Agreement shall not prevent Participant from revealing evidence of criminal wrongdoing to law enforcement or prohibit Participant from divulging the Company’s Confidential Information by order of a court or agency of competent jurisdiction. However, Participant shall promptly inform the Company of any such situations and shall take such reasonable steps to prevent disclosure of the Company’s Confidential Information until the Company has been informed of such requested disclosure and the Company has had an opportunity to respond to the court or agency.

(d)    Return of Company Property. Participant agrees that, in the event that Participant’s service to the Company is terminated for any reason, Participant shall immediately return all of the Company’s property, including, without limitation, (i) tools, pagers, computers, printers, key cards, documents or other tangible property of the Company, and (ii) the Company’s Confidential Information in any media, including paper or electronic form, and Participant shall not retain in Participant’s possession any copies of such information.

(e)    Ownership of Software and Inventions. All discoveries, designs, improvements, ideas, inventions, software, whether patentable or copyrightable or not, shall be works-made-for-hire and the Company shall be deemed the sole owner throughout the universe of any and all rights of whatsoever nature therein, with the rights to use the same in perpetuity in any manner the Company determines in its sole discretion without any further payment after the term of the agreement to Participant whatsoever. If, for any reason, any of such results and proceeds which relate to the business shall not legally be a work-for-hire and/or there are any rights which do not accrue to the Company under the preceding sentence, then Participant hereby irrevocably assigns and agrees to quitclaim any and all of the Participant’s right, title and interest thereto including, without limitation, any and all copyrights, patents, trade secrets, trademarks and/or other rights of whatsoever nature therein, whether or not now or hereafter known, existing, contemplated, recognized or developed to the Company, and the Company shall have the right to use the same in perpetuity throughout the universe in any manner the Company determines without any further payment to Participant whatsoever. The Participant shall, from time to time, as may be reasonably requested by the Company, at the Company’s expense, do any and all things which the Company may deem useful or desirable to establish or document the Company’s exclusive ownership of any and all rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright and/or patent applications or assignments. To the extent Participant has any rights in the results and proceeds of Participant’s services that cannot be assigned in the manner described above, Participant unconditionally and irrevocably waives the enforcement of such rights. Notwithstanding anything to the contrary set forth herein, works developed by the Participant (i) which are developed independently from the work developed for the Company regardless of whether such work was developed before or after the Participant performed services for the Company; or (ii) applications independently developed which are unrelated to the business and which Participant develops during non-business hours using non-business property shall not be deemed work for hire and shall not be the exclusive property of the Company.

(f)    Non-Competition.

(i)    During the time in which Participant performs services for the Company and for a period of twelve (12) months after the cessation of Participant’s service to the Company, regardless of the reason, Participant shall not, directly or indirectly, either alone or in conjunction with any person, firm, association, company or corporation, within the Restricted Area, own, manage, operate, or participate in the ownership, management, operation, or control of, or be employed by or provide services to, any entity which is in competition with the Company.

(ii)    Notwithstanding anything to the contrary, nothing in this paragraph (f) prohibits Participant from being a passive owner of not more than one percent (1%) of the outstanding stock of any class of a corporation which is publicly traded, so long as Participant has no active participation in the business of such corporation.

(g)    Acknowledgments. Participant acknowledges and agrees that the restrictions contained in this Agreement with respect to time, geographical area and scope of activity are reasonable and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and that the Participant has had the opportunity to review the provisions of this Agreement with his legal counsel. In particular, the Participant agrees and acknowledges (i) that the Company is currently engaging in business and actively marketing its services and products throughout the United States, (ii) that Participant’s duties and responsibilities for the Company are co-extensive with the entire scope of the Company’s business, (iii) that the Company has spent significant time and effort developing and protecting the confidentiality of their methods of doing business, technology, customer lists, long term customer relationships and trade secrets, and (iv) that such methods, technology, customer lists, customer relationships and trade secrets have significant value.

(h)    Enforcement. The Participant agrees that the restrictions contained in this Agreement are necessary for the protection of the business, the Confidential Information, customer relationships and goodwill of the Company and are considered by the Participant to be reasonable for that purpose and that the scope of restricted activities, the geographic scope and the duration of the restrictions set forth in this Agreement are considered by the Participant to be reasonable. The Participant further agrees that any breach of any of the restrictive covenants in this Agreement would cause the Company substantial, continuing and irrevocable harm for which money damages would be inadequate and therefore, in the event of any such breach or any threatened breach, in addition to such other remedies as may be available, the Company shall be entitled to specific performance and injunctive relief. This Agreement shall not in any way limit the remedies in law or equity otherwise available to the Company or its Affiliates. The Participant further agrees that to the extent any provision or portion of the restricted covenants in this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by a court of competent jurisdiction, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law. Without limitation to any other remedies available hereunder or at law, in the event of any breach of any of the restrictive covenants in this Agreement by the Participant, the Participant agrees that any Shares purchased by the Participant pursuant to this Agreement shall be subject to repurchase by the Company, in its sole discretion, at a price equal to the lesser of the Exercise Price and the Fair Market Value of the Shares at the time of repurchase. In the event that the Participant sold the Shares purchased by the Participant pursuant to this Agreement, then the Participant shall be required to pay to the Company in cash, within thirty (30) days of a request by the Company for such payment, the positive difference, if any, between the price at which the Participant sold the Shares and the amount at which the Company could have repurchased the Shares pursuant to the preceding sentence.

(i)    Severability; Modification. It is expressly agreed by Participant that:

(i)    Modification. If, at the time of enforcement of this Agreement, a court holds that the duration, geographical area or scope of activity restrictions stated herein are unreasonable under circumstances then existing or impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, Participant agrees that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area and that the court will be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law, in all cases giving effect to the intent of the parties that the restrictions contained herein be given effect to the broadest extent possible.

(ii)    Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(iii)    Non-Disparagement. Participant understands and agrees that Participant will not disparage the Company, its officers, directors, administrators, representatives, employees, contractors, consultants or customers and will not engage in any communications or other conduct which might interfere with the relationship between the Company and its current, former, or prospective employees, contractors, consultants, customers, suppliers, regulatory entities, and/or any other persons or entities.

(j)    Definitions.

(i)    Affiliate. “Affiliate” means any entity controlling or controlled by or under common control with the Company or another Affiliate, at the time of execution of this Agreement and any time thereafter, where “control” is defined as the ownership of at least fifty percent (50%) of the equity or beneficial interest of such entity, and any other entity with respect to which the Company has significant management or operational responsibility (even though the Company may own less than fifty percent (50%) of the equity of such entity).

(ii)    Confidential Information. “Confidential Information” as used in this Agreement shall include the Company’s trade secrets as defined under Illinois law, as well as any other information or material which is not generally known to the public, and which:

a)    is generated, collected by or utilized in the operations of the Company’s business and relates to the actual or anticipated business, research or development of the Company; or

b)    is suggested by or results from any task assigned to Participant by the Company or work performed by Participant for or on behalf of the Company.

Confidential Information shall not be considered generally known to the public if Participant or others improperly reveal such information to the public without the Company’s express written consent and/or in violation of an obligation of confidentiality to the Company. Examples of Confidential Information include, but are not limited to, all customer, client, supplier and vendor lists, budget information, contents of any database, contracts, product designs, technical know-how, engineering data, pricing and cost information, research and development work, software, business plans, proprietary data, projections, market research, perceptual studies, strategic plans, marketing information, financial information (including financial statements), sales information, training manuals, employee lists and compensation of employees, and all other competitively sensitive information with respect to the Company, whether or not it is in tangible form, and including without limitation any of the foregoing contained or described on paper or in computer software or other storage devices, as the same may exist from time to time.

(iii)    Restricted Area. For purposes of this Agreement, the term “Restricted Area” shall mean the United States of America.

7.    Applicable Law.

This Agreement shall be construed, interpreted and enforced, and its validity and enforceability determined, strictly in accordance with the laws of the State of Delaware without applying its conflicts of laws principles.

8.    Exclusive Jurisdiction/Venue.

All disputes that arise from or relate to this Agreement shall be decided exclusively by binding arbitration in Cook County, Illinois under the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that the arbitrator’s award shall be final, and may be filed with and enforced as a final judgment by any court of competent jurisdiction. Notwithstanding the foregoing, any disputes related to the enforcement of the restrictive covenants contained in Section 6 of this Agreement shall be subject to and determined under Delaware law and adjudicated in Illinois courts.

9.    Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

Grant Date: October 3, 2016

TO BE ACCEPTED ELECTRONICALLY

PARTICIPANT
Joseph Flangan